United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 31, 2014

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

There was a technical problem with the EDGAR template respecting Item 5.03 that suspended filings with an Item 5.03 that has been repaired by the Securities and Exchange Commission (the “SEC”).  That problem has been corrected with the EDGAR template and Item 5.03, we are filing an amended Current Report on Form 8-K/A to reflect that we have filed information under Item 5.03.

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

-

economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the EDGAR Archives of the SEC..

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 3, 2014, Mark L. Meriwether, our current Vice President and a director, was elected to the office of Secretary of the Company by our Board of Directors.

Mr. Meriwether is 58 years of age.  He has been one of our directors since 2001, and served as our President, Secretary and Treasurer from 2001 until October 8, 2012; he was elected as our Vice President on March 4, 2013.  He was primarily responsible for our day to day operations from 2001 until October 8, 2012, including overseeing our fund raising activities, research and development of our thin film battery technology and licensing discussions, among other duties.  For the past 25 years, he has also been involved in providing consulting services to public and private companies in the areas of corporate restructuring, reorganizations, mergers and funding, as an independent contractor.

No additional compensation will be paid for Mr. Meriwether’s service as our Secretary.  For information regarding his compensation for the years ended December 31, 2013, and 2012, and to the date hereof, see our 10-K Annual

Report for the year ended December 31, 2013, which was filed with the SEC on April 15, 2014, and our 8-K Current Report dated September 3, 2014, which was filed with the SEC on September 10, 2014.  Information about any related party transactions involving Mr. Meriwether is also contained in these reports.  See Item 13 of such 10-K and Item 3.01 of such 8-K for information regarding Mr. Meriwether’s compensation and any related party transactions involving him.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on the opening of business on November 7, 2014, our Amended and Restated Articles of Incorporation were further amended to change our name to “Oakridge Global Energy Solutions, Inc.” and to add the authority to issue a class of 10,000,000 shares of preferred stock to our authorized shares.  Additional information about the name change and the addition of the class of preferred stock to our authorized capital is contained in our Definitive Information Statement, which was filed with the SEC on October 14, 2014, and mailed to our shareholders on October 17, 2014.  Shareholders are not required to exchange or transfer their stock certificates by reason of these amendments.  See Item 9.01.  Also see Item 8.01 below for information about the change of our common stock trading symbol.

The following constitutes the full text of the amendments to our Articles of Incorporation:

ARTICLE I

NAME

The name of this corporation is Oakridge Global Energy Solutions, Inc.

ARTICLE IV

CAPITAL STOCK

The aggregate number of shares which the Corporation shall have authority to issue is 510,000,000 shares, comprised of 500,000,000 shares of common stock of a par value of one mill ($0.001) per share, and 10,000,000 shares of preferred stock of a par value of one mill ($0.001) per share.  The Board of Directors has the right to set the preferences, limitations and relative rights of the preferred stock or any class or series thereof, by amendment hereto, without shareholder approval, as provided in the Colorado Business Corporation Act.  The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

(1)

whether the shares or a series has special, conditional or limited voting rights, or no right to vote; except that no condition, limitation or prohibition on voting shall eliminate any right to vote by section 7-110-104 of the Colorado Business Corporation Act;

(2)

whether the shares or a series are redeemable or convertible at the option of the Corporation, the shareholder or another person or upon the occurrence of a designated event; for money, indebtedness, securities or other property; or in a designated amount or in an amount determined in accordance with a designated formula or by reference to extrinsic facts or events;

(3)

whether the shares or a series entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative or partially cumulative;

(4)

whether the shares or a series have preference over any other class or shares with respect to distributions, including dividends and distributions upon the dissolution of the Corporation; and

(5)

the description of the preferences, limitations and relative rights of classes of shares in 7-106-101(3) of the Colorado Business Corporation Act is not exhaustive.

A copy of our Articles of Amendment was filed as Exhibit 3(i) to our original Current Report filed with the SEC on November 6, 2014.  See Item 9.01 below.

Item 8.01 Other Events.

(i)

Effective on the opening of business on November 7, 2014, our common stock trading symbol of “OKME” will change to “OGES” to coincide with our name change.

(ii)

At September 30, 2014, Expedia Holdings Limited (“Expedia”), one of our creditors, was owed a principal balance of $2,000,000, plus interest of $30,246.58 to such date, on our loan from Newmark Investments Limited (the “Newmark Loan”).  Expedia is a founder, the beneficial owner and is the successor of Newmark, by assignment of the Newmark Loan on January 16, 2014, and under an amended Loan Agreement between the Company and Expedia dated February 24, 2014.  The due date of the principal and interest under the Loan Agreement had been extended to October 31, 2014, and the parties have agreed to extend such Loan Agreement due date to December 31, 2014, effective October 31, 2014.  Additional information about the Loan Agreement is contained in our 10-K Annual Report for the year ended December 31, 2013, and in our Definitive Information Statement.  See Item 9.01.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.*

Description of Exhibit*

3(i)

Articles of Amendment to Amended and Restated Articles of Incorporation**

*10-K Annual Report for the year ended December 31, 2013, which was filed with the SEC on April 15, 2014.

*8-K Current Report dated September 3, 2014, which was filed with the SEC on September 10, 2014.

*Definitive Information Statement, which was filed with the SEC on October 14, 2014.

*Incorporated herein by reference.

**Previously filed with our original Current Report on Form 8-K filed with the SEC on November 6, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	December 16, 2014	By:	/s/ Mark L. Meriwether
Mark L. Meriwether
Vice President, Secretary and Director

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